Exhibit 3.25

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DELL FINANCIAL SERVICES L.P.

This Certificate of Limited Partnership of Dell Financial Services L.P. (the “Partnership”), dated April 14, 1997, is being duly executed and filed by Dell Credit Company L.L.C., a Delaware limited liability company, as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del.C. §17-101. et seq.).

1. Name. The name of the limited partnership formed hereby is Dell Financial Services L.P.

2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

4. General Partner(s). The name and the business address of the sole general partner of the Partnership:

Dell Credit Company L.L.C.

One Dell Way

Round Rock, Texas 78682

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of the date first-above written.

Dell Credit Company L.L.C.

By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr., Secretary

CERTIFICATE OF CONVERSION

OF

DELL FINANCIAL SERVICES L.P.

This Certificate of Conversion of Dell Financial Services L.P., dated as of this 17th day of March, 2008, has been duly executed and is being filed by an authorized person to convert a Delaware limited partnership to a Delaware limited liability company pursuant to Section 17-219 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, and Section 18-214 of the Delaware Limited Liability Company Act, as amended from time to time.

1. The name of the limited partnership is Dell Financial Services L.P.

2. The date on which the original Certificate of Limited Partnership of Dell Financial Services L.P. was filed with the Office of the Secretary of State of the State of Delaware is April 14, 1997.

3. The name of the Delaware limited liability company into which the limited partnership is herein being converted is Dell Financial Services L.L.C.

4. The conversion has been approved in accordance with the provisions of Section 17-219 of the Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

5. The effective time of the conversion shall be at 1:01 a.m., Eastern Time, on March 20, 2008, for accounting purposes only.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion on this the 17th day of March, 2008.

/s/ Don Berman
Don Berman, Authorized Person

CERTIFICATE OF FORMATION

OF

DELL FINANCIAL SERVICES L.L.C.

This Certificate of Formation of Dell Financial Services L.L.C. (the “LLC”) is being duly executed and filed by Don Berman, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. §§ 18-101 et seq.).

FIRST: The name of the limited liability company formed hereby is Dell Financial Services L.L.C.

SECOND: The address of the registered office of the LLC in the State of Delaware is 1209 Orange Street, Wilmington, DE 19801.

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801.

FOURTH: The LLC is being formed pursuant to the conversion of Dell Financial Services L.P., a Delaware limited partnership (the “Converting Entity”), into the LLC pursuant to Section 17-219 of the Delaware Revised Uniform Limited Partnership Act and Section 18-214 of the Delaware Limited Liability Company Act.

FIFTH: The conversion of the Converting Entity into the LLC was approved by the general partner and all of the limited partners of the Converting Entity as required by Section 17-219 of the Delaware Revised Uniform Limited Partnership Act.

SIXTH: The effective time of the formation of the LLC shall be 1:01 a.m., Eastern Time, on March 20, 2008, for accounting purposes only.

SEVENTH: The period of duration of the LLC is perpetual.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this the 17th day of March, 2008.

/s/ Don Berman
Don Berman, Authorized Person

CERTIFICATE OF MERGER

OF

DELL CREDIT COMPANY L.L.C.

(a Delaware limited liability company)

WITH AND INTO

DELL FINANCIAL SERVICES L.L.C.

(a Delaware limited liability company)

Pursuant to the provisions of the Delaware Limited Liability Company Act, the undersigned adopts the following Certificate of Merger:

1.

An Agreement and Plan of Merger dated as of March 20, 2008 (the “Plan of Merger”) by and between Dell Credit Company L.L.C., a Delaware limited liability company, and Dell Financial Services L.L.C., a Delaware limited liability company, has been adopted, approved, executed and acknowledged in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act providing for the merger of Dell Credit Company L.L.C. with and into Dell Financial Services L.L.C., with Dell Financial Services L.L.C. being the surviving entity.

2.	The names of the entities participating in the merger and the states under the laws of which they are organized are as follows:

Name of Entity	Entity Type	State
Dell Credit Company L.L.C.	Limited Liability Company	Delaware
Dell Financial Services L.L.C.	Limited Liability Company	Delaware

3.	As to each entity that is a party to the Plan of Merger, the Plan of Merger was authorized by all action required by the laws under which it was formed or organized and by its constituent documents.

4.	The name of the surviving entity is Dell Financial Services L.L.C.

5.	The Plan of Merger is on file at the place of business of the surviving limited liability company located at One Dell Way, Round Rock, Texas 78682.

6.	A copy of the Plan of Merger will be furnished by the surviving limited liability company on request and without cost to any member of either of the limited liability companies hereby merging.

7.

Dell Financial Services L.L.C., the surviving entity, will be responsible for the payment of all fees and franchise taxes of the merged entities and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

8.	The certificate of formation of Dell Financial Services L.L.C. shall be the certificate of formation of the surviving entity.

9.	The merger shall be effective as of 1:01 a.m., Eastern Time, on March 21, 2008.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate has been duly executed as of the 20th day of March, 2008, and is being filed in accordance with Section 18-209 of the Delaware Limited Liability Company Act.

SURVIVING ENTITY:

DELL FINANCIAL SERVICES L.L.C. a Delaware limited liability company

By:	/s/ Don Berman
Don Berman, President

SIGNATURE PAGE TO CERTIFICATE OF MERGER

Certificate of Amendment to Certificate of Formation

of

DELL FINANCIAL SERVICES L.L.C.

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is :

DELL FINANCIAL SERVICES L.L.C.

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”

Executed on June 25, 2009

/s/ Janet B. Wright
Name: Janet B. Wright
Title: Authorized Person

DELL D-: CERTIFICATE OF AMENDMENT TO CHANGE REGISTERED AGENT/REGISTERED OFFICE 09/00 (DELLCCHG)

CERTIFICATE OF MERGER

OF

DFS EQUIPMENT REMARKETING L.L.C.

(a Delaware limited liability company)

WITH AND INTO

DELL FINANCIAL SERVICES L.LC.

(a Delaware limited liability company)

Pursuant to Title 6, Section 18-209 the Delaware Limited Liability Company Act, the undersigned has executed the following Certificate of Merger for filing and certifies that:

1.	The name of the surviving limited liability company is Dell Financial Services L.L.C., a Delaware limited liability company.

2.	The name of the limited liability company being merged into this surviving limited liability company is DFS Equipment Remarketing L.L.C., a Delaware limited liability company.

3.	An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by both limited liability companies.

4.	The name of the surviving limited liability company is Dell Financial Services L.L.C. (the “Surviving Entity”).

5.	The merger is to become effective at 11:59 p.m., Eastern Standard Time, on February 1, 2013.

6.	The Agreement and Plan of Merger is on file at the place of business of the Surviving Entity which is located at One Dell Way, MS RR1 - 33, Round Rock, Texas 78682.

7.

A copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of the Surviving Entity or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of January 31, 2013.

SURVIVING ENTITY:

Dell Financial Services L.LC.
a Delaware limited liability company

By:	/s/ Daniel E. Murphy
Name:	Daniel E. Murphy
Title:	Authorized Person

SIGNATURE PAGE TO CERTIFICATE OF MERGER

CERTIFICATE OF MERGER

OF

DFS-SPV L.L.C.

(a Delaware limited liability company)

WITH AND INTO

DELL FINANCIAL SERVICES L.L.C.

(a Delaware limited liability company)

(Under Section 18-209 of the Delaware Limited Liability Company Act)

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned has executed the following Certificate of Merger for filing and certifies that:

1.	The name of the limited liability company surviving the merger is Dell Financial Services L.L.C., a Delaware limited liability company (the “Surviving Entity”).

2.	The name of the limited liability company being merged into the Surviving Entity is DFS-SPV L.L.C., a Delaware limited liability company.

3.	An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by both limited liability companies.

4.	The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

5.	The certificate of formation of the Surviving Entity in effect immediately prior to the merger shall be the certificate of formation of the Surviving Entity following the merger.

6.	The Agreement and Plan of Merger is on file at the place of business of the Surviving Entity which is located at One Dell Way, Round Rock, Texas 78682.

7.

A copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of the Surviving Entity or any person holding an interest in any other business entity which is to merge or consolidate.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of May 29, 2015.

SURVIVING ENTITY:

DELL FINANCIAL SERVICES L.L.C.
a Delaware limited liability company

By:	/s/ Daniel E. Murphy

Name:	Daniel E. Murphy
Title:	Vice President and Secretary

[Signature Page to Certificate of Merger (Dell Financial Services L.L.C. and DFS-SPV L.L.C.)]

CERTIFICATE OF MERGER

OF

DFS FUNDING L.L.C.

(a Delaware limited liability company)

WITH AND INTO

DELL FINANCIAL SERVICES L.L.C.

(a Delaware limited liability company)

(Under Section 18-209 of the Delaware Limited Liability Company Act)

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned has executed the following Certificate of Merger for filing and certifies that:

1.	The name of the limited liability company surviving the merger is Dell Financial Services L.L.C., a Delaware limited liability company (the “Surviving Entity”).

2.	The name of the limited liability company being merged into the Surviving Entity is DFS Funding L.L.C., a Delaware limited liability company.

3.	An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by both limited liability companies.

4.	The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

5.	The certificate of formation of the Surviving Entity in effect immediately prior to the merger shall be the certificate of formation of the Surviving Entity following the merger.

6.	The Agreement and Plan of Merger is on file at the place of business of the Surviving Entity, which is located at One Dell Way, Round Rock, Texas 78682.

7.

A copy of the Agreement and Plan of Merger will be furnished by the Surviving Entity, on request and without cost, to any member of the Surviving Entity or any person holding an interest in any other business entity which is to merge or consolidate.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of May 29, 2015.

SURVIVING ENTITY:

DELL FINANCIAL SERVICES L.L.C.
a Delaware limited liability company

By:	Daniel E. Murphy
Name:	Daniel E. Murphy
Title:	Vice President and Secretary

[Signature Page to Certificate of Merger between Dell Financial Services L.L.C. and DFS Funding L.L.C.]